UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2025
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (716) 676-6461
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Compass Pathways plc (the “Company”) announced today the successful achievement of the primary endpoint in the ongoing Phase 3 COMP005 trial, the first of two Phase 3 trials evaluating COMP360, a synthetic, proprietary formulation of psilocybin, for treatment-resistant depression (TRD). The primary endpoint is the difference in change from baseline in the Montgomery-Åsberg Depression Rating Scale (MADRS) scores between the active treatment group and the placebo group at week 6. A single dose of COMP360 25 mg versus placebo demonstrated a highly statistically significant reduction in symptom severity with a p-value of p<0.001 and a clinically meaningful difference of -3.6 in change at the primary endpoint. The Company plans to discuss these preliminary COMP005 data with the U.S. Food and Drug Administration (FDA) which has not yet reviewed the data.

Key COMP005 Findings:

•Efficacy Data (MADRS): Single dose of COMP360 25 mg versus placebo with a mean treatment difference of -3.6 points, 95% CI[ -5.7, -1.5]; p<0.001

•Safety Data (statement dated June 19, 2025 provided by the DSMB chair): Based on the latest review of the data for the 005 and 006 studies, safety findings are consistent with previous studies of COMP360 and there are no new or unexpected safety findings. From this review of the data, there is no evidence of a clinically meaningful imbalance between treatment arms in suicidality in either study.

The COMP360 program aims to evaluate the safety and efficacy of COMP360 psilocybin, a synthetic, proprietary formulation of psilocybin under investigation for difficult-to-treat mental health conditions. There are two pivotal Phase 3 trials, COMP005 and COMP006, evaluating the efficacy of COMP360 for treatment-resistant depression (TRD).

The ongoing COMP005 trial is a randomized, double-blinded, placebo-controlled study, which has dosed 258 participants with moderate-to-severe depression across 32 sites in the United States and aims to assess the efficacy and safety of a single dose of 25 mg COMP360 versus placebo for reducing symptom severity in TRD. The trial is comprised of three parts: Part A - which has recently concluded – and was blinded through 6 weeks; Part B, which remains blinded through week 26; and Part C, which contains an open-label treatment part from week 26 to 52.

The COMP006 trial, running in parallel to COMP005, is a randomized, double-blinded study with 568 planned participants from North America and Europe and aims to compare the safety and efficacy of two fixed doses, taken three weeks apart, of 25 mg COMP360 to 10 mg COMP360 and 1 mg COMP360. The trial is comprised of three parts: Part A, which is blinded through 9 weeks, Part B which remains blinded through week 26, and Part C, which contains an open-label treatment part from week 26 to 52.

Compass Pathways anticipates sharing 26-week data for COMP005 once all participants in the COMP006 trial have completed part A of the COMP006 trial. The 26-week data from COMP006 is expected in the second half of 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements, other than statements of historical fact, including statements regarding the Company’s plans and expectations regarding the Company’s Phase 3 trials in TRD, including the Company’s expectations regarding the time periods during which the 26-week results of the two Phase 3 trials will become available; the potential for the pivotal Phase 3 program in TRD to support regulatory filings and approvals; any implication that past results will be predictive of future results; and any other statements containing the words “expects,” “anticipates,” “plans,” and similar expressions, are forward-looking statements. These forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events. The Company cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from the Company’s expectations, including uncertainties associated with risks related to clinical development which is a lengthy and expensive process with uncertain outcomes, and therefore the Company’s clinical trials may be delayed or terminated and may be more costly than expected; the full results and safety data from this Phase 3 study in TRD or the results and safety data from the Company’s second Phase 3 study in TRD,

COMP006, may not be consistent with the preliminary results to date; the Company’s need for substantial additional funding to achieve its business goals and if the Company is unable to obtain this funding when needed and on acceptable terms, the Company could be forced to delay, limit or terminate its clinical trials; the Company’s efforts to obtain marketing approval from the applicable regulatory authorities in any jurisdiction for the Company’s investigational COMP360 psilocybin treatment may be unsuccessful; and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports the Company has filed with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Form 8-K, and, except as required by law, the Company does not undertake to update any forward-looking statement to reflect new information, events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: June 23, 2025	By:	/s/ Teri Loxam
Teri Loxam
Chief Financial Officer